Putnam
Voyager
Fund


ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights


* "Given the eight-year run of this bull market and the fantastic rise in general equity prices, it would not be unrealistic to expect that the market may pause in the next 3 to 6 months. If a correction does occur -- however nerve-racking it may be -- our outlook for equities would not be necessarily pessimistic. On the contrary, there are forces at work in the domestic economy that on the fundamental level bode well for U.S. companies over the long term. Indeed, for every potential negative there exists a potential positive."

                                          -- Roland W. Gillis, manager
                                             Putnam Voyager Fund

* "Federal Reserve Board Chairman Alan Greenspan says the economy is 'as impressive as any I have witnessed in my near half-century.' That's right:
   Worry all you want, but the country's most powerful economic manager isn't afraid we're on the edge of a recession."

                                          -- Fortune, August 17, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

25 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

During the fiscal year ended July 31, 1998, Putnam Voyager Fund's ability to diversify among large-, middle-, and small-company stocks proved to be a valuable asset. By investing selectively in the market-driving sectors of all three portfolio segments, your fund's management team provided yet another year of outstanding performance.

The digital revolution, the introduction of an exciting new array of pharmaceuticals, consumers' eagerness to open their pocketbooks, and the changing shape of financial services in the face of megamergers provided investment themes for your fund during the period. Semiconductor sales were soft, but the computer software, cable TV, and telecommunications industries flourished as the world continued to become wired. Drug companies prospered as an eager populace increased its spending on medicines for better health and improved quality of life. Full-service conglomerates began offering one-stop shopping for financial products.

On the following pages, your fund's management team discusses its strategies during fiscal 1998 and the prospects for the year ahead in this still unsettled environment.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 19, 1998



Report from the Fund Managers
Roland W. Gillis
Charles H. Swanberg
Robert R. Beck
Michael P. Stack
Michael E. Nance

Like a seasoned prizefighter, the broad U.S. stock market bounced back from the ropes more than once during the 12 months ended July 31, 1998. The market's resilience withstood heavy blows from the fallout of Asia's economic and currency crisis that has sparked considerable concerns about U.S. corporate earnings, the health of the domestic economy, and the direction of inflation. Against this unsettled backdrop, Putnam Voyager Fund stayed on track with its strategy of diversifying among small-, medium-, and large-company stocks and posted competitive returns for fiscal 1998.

In all three of your fund's stock segments, the drivers of performance throughout the fiscal year were holdings in the telecommunications, media, financial, and specialty retailing industries. At net asset value, the fund's class A shares closed the period with gains of 16.83% (10.11% at POP). More in-depth performance information is provided on pages 9 and 10 of this report.

* RESILIENCE IS WATCHWORD

When Asia's financial and political turmoil came to a head last October, securities markets around the world plummeted and all the major U.S. stock indexes suffered their biggest one-day point declines in history. The U.S. market caught its breath shortly thereafter, however, and rebounded into record-high territory. In the early months of 1998, after the Asian situation appeared to have settled down somewhat, the rioting in Indonesia, Japan's ongoing banking problems, and the yen's continued weakness gave the markets another jolt. Nevertheless, U.S. stocks recovered with aplomb and the Dow Jones Industrial Average soared past 9300 by mid July. Indeed, the resiliency of U.S. equity prices has been the hallmark of this bull market.

As this report is written, the markets are once again under pressure. While small-capitalization stocks are experiencing the worst of the downdraft (as they have throughout the other bouts of volatility this past year), midsize- and large-company stocks are not escaping unscathed. No one can predict the outcome, of course, but your fund is holding a steady course, as it has in the past, by targeting well-researched growth stocks of varying sizes that we believe have the potential to produce considerable gains over time.

* TELECOMMUNICATIONS AND MEDIA OPPORTUNITIES ABOUND AS DIVIDING LINES BLUR

The rapid development of telecommunications technology worldwide and the relatively recent deregulation have created a host of growth opportunities for your fund. During the fiscal year, we tried to find as many ways as possible to take advantage of the digital revolution through participation in the dynamic growth prospects of telecom equipment suppliers, service providers, and computer networking organizations. As the lines between the telecommunications, cable/media, and computer industries continue to blur and new technologies lend themselves to the cross-pollination of these industries, the payoff for identifying the dominant players has been substantial and we believe it should continue to be so.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail               12.3%

Computer
software              7.1%

Pharmaceuticals
and biotechnology     6.7%

Broadcasting          5.8%

Computer
services              5.1%

Footnote reads:
*Based on net assets as of 7/31/98. Holdings will vary over time.


Notable fund performers included America Online; Tele-Communications, Inc., a cable operator acquired by AT&T in a $48 billion deal; and Chancellor Media Corporation, formed in September through the merger of Chancellor Broadcasting and Evergreen Media Corporation (two existing fund holdings). MediaOne, Liberty Media, Tele-Communications TCI Ventures, Ascend Communications, Intermedia, Qwest Communications, and Electronic Arts also posted handsome gains over the period. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* FINANCIAL STOCKS, SPECIALTY RETAILERS, AND PHARMACEUTICAL FIRMS SERVE
  FUND WELL

Several holdings in the financial services, specialty retailing, and pharmaceutical sectors fueled fund performance throughout the period. Low interest rates, negligible inflation, and a high level of consumer confidence -- which together translated into consumer spending -- created an ideal environment for many financial companies and specialty retailers. In addition, steady consolidation and merger activity lent further support to the fund's banking, insurance, and security-industry holdings. Top performers included BankAmerica and NationsBank (which are now merging) as well as Morgan Stanley, Merrill Lynch, American Express, and AIG.

On the retailing side, stellar performers for the year included those companies that have carved a unique niche for themselves, thereby positioning their businesses to grow despite the vagaries of the economy. TJX Companies, Costco, Dayton Hudson, Office Depot, Kohl's, Starbucks, Home Depot, Dollar General, Bed Bath and Beyond, and Dollar Tree were among the fund's standouts in this area.

Large, multinational drug companies also continued to capture investor interest during the year and performed exceedingly well as demographic trends, ongoing consolidation, and a more accommodative FDA-approval process helped the dramatic increase in new-product introductions. We believe the growth potential of several fund holdings, such as Warner-Lambert and Pfizer, may well outstrip that of the general equity market over time.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Tele-Communications TCI Ventures Group
Telecommunications

CBS Corporation
Broadcasting

MediaOne Group, Inc.
Communications

Costco Companies, Inc.
Retail

Clear Channel Communications, Inc.
Broadcasting

American Express Co.
Finance

Tyco International Ltd.
Medical supplies and devices

Tele-Communications, Inc.
Cable television

America Online, Inc.
Internet services

Merck & Co., Inc.
Pharmaceuticals and biotechnology

These holdings represent 17.5% of the fund's net assets as of 7/31/98. Portfolio holdings will vary over time.


Not to be outdone, holdings in the advertising industry also contributed significantly to the fund's performance. The very same forces that propelled retailers also boosted the stock prices of advertising agencies, outdoor advertising firms, and the media companies that sell advertising space. Fund holdings such as Clear Channel Communications, widely regarded as the premier consolidator in radio and billboard advertising; CBS, formerly Westinghouse Electric; and Interpublic Group and Omnicom Group, two multinational advertising agencies, were standouts during the period.

* OUTLOOK: CAUTIOUSLY OPTIMISTIC DESPITE CONTINUED TURBULENCE

Our outlook for the next few months is one of cautious optimism. As the U.S. stock market's recent volatility attests, the world's financial markets remain vulnerable to Asia's woes and their potentially far-reaching implications. The ability of U.S. corporations to continue posting strong earnings gains in the face of lower worldwide demand for U.S. goods remains to be seen. Therefore, we would not be surprised to see over the near term a continuation of the market turbulence that ushered your fund into fiscal 1999, particularly given the late stage of the current business cycle.

Having said that, however, we are not overly preoccupied with events in Asia or the current slowing of economic growth. In fact, these forces thus far have served to keep inflation at bay and the Federal Reserve Board from raising interest rates. We believe our strategy of focusing on companies that can exhibit strong earnings momentum at various stages of development should continue to prove its worth in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/98, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.



Performance summary


This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking aggressive capital appreciation primarily through common stocks.


TOTAL RETURN FOR PERIODS ENDED 7/31/98

                                Class A           Class B           Class M
(inception date)               (4/1/69)          (4/27/92)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      16.83%   10.11%   16.02%   11.02%   16.21%   12.12%
------------------------------------------------------------------------------
5 years                    153.54   139.01   144.28   142.28   147.24   138.53
Annual average              20.45    19.04    19.56    19.36    19.85    18.99
------------------------------------------------------------------------------
10 years                   493.10   458.99   446.80   446.80   461.94   442.27
Annual average              19.48    18.78    18.52    18.52    18.84    18.42
------------------------------------------------------------------------------
Annual average
(Life of fund)              14.25    14.02    13.18    13.18    13.48    13.34
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98

                                   Standard &
                                     Poor's      Russell MidCap   Consumer
                                   500 Index     Growth Index*  Price Index
----------------------------------------------------------------------------
1 year                               19.29%          8.33%         1.68%
----------------------------------------------------------------------------
5 years                             180.54         123.34         13.02
Annual average                       22.92          17.44          2.48
----------------------------------------------------------------------------
10 years                            445.10         350.66         37.72
Annual average                       18.48          16.25          3.25
----------------------------------------------------------------------------
Annual average
(Life of fund)                       12.63           N/A+          5.28
----------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Putnam Management has recently undertaken a review of benchmarks for various funds. This index replaces the Standard & Poor's 500 Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

+The index did not exist at the time of the fund's inception.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/88

          Fund's class A    S&P 500     Russell MidCap  Consumer Price
Date      shares at POP      Index       Growth Index       Index

7/31/88       9,425         10,000         10,000          10,000
7/31/89      12,497         13,193         12,667          10,498
7/31/90      13,097         14,051         13,413          11,004
7/31/91      16,247         15,843         15,972          11,494
7/31/92      18,422         17,870         17,819          11,857
7/31/93      22,048         19,430         20,178          12,187
7/31/94      23,259         20,432         21,235          12,524
7/31/95      31,333         25,767         27,767          12,870
7/31/96      36,187         30,037         29,780          13,249
7/31/97      47,846         45,698         41,600          13,545
7/31/98     $55,899        $54,510        $45,066         $13,772

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $54,680 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $56,194 ($54,227 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
                            Class A         Class B         Class M
----------------------------------------------------------------------
Distributions (number)         1               1               1
----------------------------------------------------------------------
Income                         --             --              --
----------------------------------------------------------------------
Capital gains
----------------------------------------------------------------------
Long-term                  $1.111         $1.111          $1.111
----------------------------------------------------------------------
Short-term                  0.096          0.096           0.096
----------------------------------------------------------------------
  Total                    $1.207         $1.207          $1.207
----------------------------------------------------------------------
Share value:            NAV      POP        NAV        NAV      POP
----------------------------------------------------------------------
7/31/97                $19.49  $20.68     $18.57      $19.22  $19.92
----------------------------------------------------------------------
7/31/98                 21.36   22.66      20.14       20.93   21.69
----------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                Class A           Class B            Class M
(inception date)               (4/1/69)          (4/27/92)          (12/1/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      32.14%   24.51%   31.15%   26.15%   31.48%   26.89%
------------------------------------------------------------------------------
5 years                    167.99   152.64   158.16   156.16   161.48   152.36
Annual average              21.79    20.37    20.89    20.70    21.20    20.34
------------------------------------------------------------------------------
10 years                   497.18   462.84   450.52   450.52   466.00   446.19
Annual average              19.57    18.86    18.60    18.60    18.93    18.50
------------------------------------------------------------------------------
Annual average
(Life of fund)              14.45    14.22    13.38    13.38    13.68    13.54
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell MidCap Growth Index* measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

*The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

+ Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government.
   These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund.It contains more complete information, including charges and expenses.
   Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 1998



Portfolio of investments owned
July 31, 1998


COMMON STOCKS (96.0%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,478,731  Lamar Advertising Co. (NON)                                                            $   56,284,199
          1,910,764  Omnicom Group, Inc.                                                                       100,315,110
          6,041,469  Outdoor Systems, Inc. (NON)                                                               154,057,460
                                                                                                            --------------
                                                                                                               310,656,769

Aerospace and Defense (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            542,045  Orbital Sciences Corp. (NON)                                                               14,770,726

Apparel (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            389,836  Gucci Group N.V. (Netherlands)                                                             18,955,776
             57,600  Jones Apparel Group, Inc. (NON)                                                             1,504,800
          1,434,000  Nike, Inc.                                                                                 63,813,000
          1,175,133  Stage Stores, Inc. (NON)                                                                   29,892,446
                                                                                                            --------------
                                                                                                               114,166,022

Automotive (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,745,015  Republic Industries, Inc. (NON)                                                            57,645,315
          1,631,100  Snap-On Inc.                                                                               57,904,050
                                                                                                            --------------
                                                                                                               115,549,365

Banks (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,347,100  Banc One Corp.                                                                            173,003,231
          2,400,000  BankAmerica Corp.                                                                         215,400,000
          2,628,150  Fifth Third Bancorp                                                                       163,602,338
          1,257,300  First Chicago NBD Corp.                                                                   105,377,456
          1,428,300  First Union Corp.                                                                          86,055,075
          1,391,900  Firstar Corp.                                                                              69,508,006
            562,600  NationsBank Corp.                                                                          44,867,350
          1,053,400  PNC Bank Corp.                                                                             56,817,763
          3,783,525  Washington Mutual, Inc.                                                                   151,104,530
                                                                                                            --------------
                                                                                                             1,065,735,749

Broadcasting (5.8%)
--------------------------------------------------------------------------------------------------------------------------
         14,367,380  CBS Corp.                                                                                 487,592,959
          4,801,446  Chancellor Media Corp. (NON)                                                              231,669,770
          7,228,390  Clear Channel Communications, Inc. (NON)                                                  406,145,163
          1,036,181  Heftel Broadcasting Corp. Class A (NON)                                                    42,224,376
          2,859,330  Sinclair Broadcast Group, Inc. Class A (NON)                                               74,878,704
          1,080,100  Univision Communications Inc. Class A (NON)                                                39,423,650
          2,015,000  WestWood One, Inc. (NON) (AFF)                                                             50,375,000
                                                                                                            --------------
                                                                                                             1,332,309,622

Building Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  Masco Corp.                                                                                82,831,250

Business Equipment and Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            794,134  Renaissance Worldwide, Inc. (NON)                                                          12,011,277

Business Services (4.8%)
--------------------------------------------------------------------------------------------------------------------------
            308,869  Abacus Direct Corp. (NON)                                                                  13,281,367
          1,476,619  Accustaff, Inc. (NON)                                                                      34,885,124
            616,545  Affiliated Computer Services, Inc. Class A (NON)                                           22,349,756
         11,952,795  Cendant Corp. (NON)                                                                       206,932,763
          2,214,300  Cintas Corp.                                                                              112,514,119
          1,374,526  Interim Services Inc. (NON)                                                                35,737,676
          1,608,479  Interpublic Group of Cos., Inc.                                                            96,910,860
            744,075  Metamor Worldwide, Inc. (NON)                                                              24,740,494
            534,700  NOVA Corp./Georgia (NON)                                                                   17,478,006
          1,410,953  Paychex, Inc.                                                                              57,055,392
         32,693,074  Rentokil Group PLC (United Kingdom)                                                       208,084,877
          2,659,336  Robert Half International, Inc. (NON)                                                     141,609,642
            356,500  Select Appointments Holdings PLC ADR (United Kingdom)                                      11,853,625
          2,469,773  Serco Group PLC (United Kingdom) (NON)                                                     58,364,095
          1,629,453  Snyder Communications, Inc. (NON)                                                          73,223,544
                                                                                                            --------------
                                                                                                             1,115,021,340

Cable Television (2.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,038,400  Comcast Corp. Class A                                                                      47,149,850
          3,621,100  Tele-Comm Liberty Media Group, Inc. Class A (NON)                                         142,807,131
          8,549,301  Tele-Communications, Inc. Class A (NON)                                                   356,933,317
          2,416,500  USA Networks, Inc. (NON)                                                                   70,682,625
                                                                                                            --------------
                                                                                                               617,572,923

Communications (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          8,659,050  MediaOne Group Inc. (NON)                                                                 418,340,353

Computer Equipment (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,758,900  Compaq Computer Corp.                                                                      90,698,838

Computer Services (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,952,746  America Online, Inc. (NON)                                                                345,471,282
            411,000  Applied Graphics Technologies, Inc. (NON)                                                  21,217,875
          2,593,864  Capita Group PLC (United Kingdom)                                                          25,441,448
            713,018  CBT Group PLC (Ireland) (NON)                                                              41,355,044
            384,653  CheckFree Holdings Corp. (NON)                                                              9,520,162
          3,574,300  Electronic Data Systems Corp.                                                             125,770,681
          2,339,157  EMC Corp. (NON)                                                                           114,618,693
          1,252,100  Galileo International, Inc. (NON)                                                          51,492,613
          1,598,700  Getronics Electric N.V. (Netherlands)                                                      89,029,402
            817,940  IDT Corp. (NON)                                                                            19,835,045
          3,071,108  Keane, Inc. (NON) (AFF)                                                                   165,455,944
            412,155  Misys PLC (United Kingdom) (NON)                                                           19,674,631
          3,429,370  Sterling Commerce, Inc. (NON)                                                             135,674,451
            105,100  Whittman-Hart, Inc. (NON)                                                                   4,841,169
                                                                                                            --------------
                                                                                                             1,169,398,440

Computer Software (7.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,421,886  BMC Software, Inc. (NON)                                                                  168,741,753
          3,450,654  Cadence Design Systems, Inc. (NON)                                                         99,421,968
            731,793  Cerner Corp. (NON)                                                                         20,764,627
          6,161,615  Computer Associates Intl., Inc.                                                           204,488,598
          4,246,016  Compuware Corp. (NON)                                                                     228,488,736
          3,128,890  Electronic Arts, Inc. (NON) (AFF)                                                         158,497,834
            728,600  Gateway 2000, Inc. (NON)                                                                   39,344,400
          1,786,529  Intuit, Inc. (NON)                                                                         88,879,818
            144,000  Legato Systems, Inc. (NON)                                                                  6,264,000
          1,369,800  Lernout & Hauspie Speech Products N.V. (Belgium) (NON)                                     70,715,925
          1,965,538  Microsoft Corp. (NON)                                                                     216,086,334
          8,734,764  Parametric Technology Corp. (NON)                                                         119,011,160
            645,000  PLATINUM Technology Inc. (NON)                                                             20,377,969
            668,500  Saville Systems Ireland PLC ADR (Ireland) (NON)                                            16,879,625
          9,164,000  SEMA Group PLC (United Kingdom) (NON)                                                     110,671,795
          1,339,054  Synopsys, Inc. (NON)                                                                       50,884,052
            195,523  Viasoft, Inc. (NON)                                                                         2,517,359
                                                                                                            --------------
                                                                                                             1,622,035,953

Computers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            335,100  IBM Corp.                                                                                  44,400,750

Consumer Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,065,850  The ServiceMaster Co.                                                                     104,238,900

Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            399,500  Owens-Illinois, Inc. (NON)                                                                 17,627,938

Cosmetics (--%)
--------------------------------------------------------------------------------------------------------------------------
            417,346  ThermoLase Corp. (NON)                                                                      2,008,478

Education Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            628,906  Apollo Group, Inc. Class A (NON)                                                           22,562,003

Electric Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            324,200  CalEnergy, Inc. (NON)                                                                       8,814,188
            843,000  Duke Energy Corp.                                                                          48,156,375
                                                                                                            --------------
                                                                                                                56,970,563

Electronic Components (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            734,000  Metromedia Fiber Network, Inc. Class A (NON)                                               41,195,750
            691,754  Sanmina Corp. (NON)                                                                        31,561,276
                                                                                                            --------------
                                                                                                                72,757,026

Electronics (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            436,905  Uniphase Corp. (NON)                                                                       21,845,250
            399,864  Waters Corp. (NON)                                                                         25,541,314
                                                                                                            --------------
                                                                                                                47,386,564

Electronics and Electrical Equipment (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            574,600  American Power Conversion Corp. (NON)                                                      18,530,850
          2,883,600  General Electric Co.                                                                      257,541,525
            826,800  Sipex Corp. (NON)                                                                          15,244,125
            684,936  Solectron Corp. (NON)                                                                      32,876,928
          1,947,100  Thermo Instrument Systems, Inc. (NON)                                                      38,942,000
                                                                                                            --------------
                                                                                                               363,135,428

Energy-Related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,647,226  Thermo Electron Corp. (NON)                                                               106,886,198

Entertainment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            607,098  Coach USA, Inc. (NON)                                                                      22,652,344

Environmental Control (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,189,700  Allied Waste Industries, Inc. (NON)                                                        33,609,025
          3,866,700  Republic Services, Inc. (NON)                                                              96,667,500
          3,301,438  Waste Management, Inc. (NON)                                                              181,991,770
                                                                                                            --------------
                                                                                                               312,268,295

Finance (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,595,510  American Express Co.                                                                      396,854,416
          4,205,160  Fannie Mae                                                                                260,719,920
          4,769,877  Federal Home Loan Mortgage Corp.                                                          225,376,688
            403,800  Merrill Lynch & Co., Inc.                                                                  39,370,500
          1,446,800  Morgan Stanley, Dean Witter, Discover and Co.                                             125,962,025
          2,862,542  TCF Financial Corp.                                                                        82,655,900
                                                                                                            --------------
                                                                                                             1,130,939,449

Financial Services (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,134,828  AMRESCO, Inc. (NON)                                                                        32,413,525
          1,391,600  Associates First Capital Corp.                                                            108,109,925
            719,577  Concord EFS, Inc. (NON)                                                                    17,629,637
          1,271,600  Finova Group, Inc.                                                                         77,488,125
            885,057  FIRSTPLUS Financial Group, Inc. (NON)                                                      34,517,223
          3,132,200  MBNA Corp.                                                                                104,928,700
          1,064,700  Providian Financial Corp.                                                                  83,645,494
            741,600  Sirrom Capital Corp.                                                                       11,541,150
            736,900  Star Banc Corp.                                                                            51,490,888
            630,200  The Equitable Companies, Inc.                                                              47,304,388
                                                                                                            --------------
                                                                                                               569,069,055

Food and Beverages (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,435,600  Coca-Cola Enterprises, Inc.                                                                80,222,575
            707,400  PepsiCo, Inc.                                                                              27,455,963
          3,927,625  Sara Lee Corp.                                                                            196,872,203
          4,197,600  Whitman Corp.                                                                              88,936,650
                                                                                                            --------------
                                                                                                               393,487,391

Funeral/Cemetery Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,968,198  Stewart Enterprises, Inc. Class A                                                          44,714,998

Gas Pipelines (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            821,400  El Paso Natural Gas Co.                                                                    27,927,600

Gas Utilities (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            416,700  Columbia Gas System, Inc.                                                                  22,163,231

Health Care (--%)
--------------------------------------------------------------------------------------------------------------------------
            391,300  Concentra Managed Care, Inc. (NON)                                                          8,999,900

Health Care Information Systems (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          4,172,616  HBO & Co.                                                                                 122,961,778
            539,311  IMS Health Inc.                                                                            33,875,472
                                                                                                            --------------
                                                                                                               156,837,250

Health Care Services (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            142,993  ABR Information Services, Inc. (NON)                                                        2,502,378
            438,200  CareMatrix Corp. (NON)                                                                     11,694,463
          2,836,698  HEALTHSOUTH Corp. (NON)                                                                    71,272,037
          1,353,200  Lincare Holdings, Inc. (NON)                                                               53,789,700
          2,315,496  Total Renal Care Holdings, Inc. (NON)                                                      70,477,910
                                                                                                            --------------
                                                                                                               209,736,488

Hospital Management (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,363,543  Health Management Assoc., Inc. (NON)                                                      126,043,249

Insurance (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,481,500  AFLAC Inc.                                                                                 85,301,563
          2,741,800  American General Corp.                                                                    187,299,213
            562,500  American International Group, Inc.                                                         84,832,031
            929,500  AON Corp.                                                                                  63,206,000
            773,200  Century Business Services, Inc. (NON)                                                      15,270,700
            842,200  Conseco Inc.                                                                               35,372,400
                                                                                                            --------------
                                                                                                               471,281,907

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,764,883  Extended Stay America, Inc. (NON)                                                          27,476,025
          1,579,400  Prime Hospitality Corp. (NON)                                                              22,407,738
          1,684,343  Promus Hotel Corp. (NON)                                                                   63,373,405
                                                                                                            --------------
                                                                                                               113,257,168

Machinery (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            394,906  Sidel S.A. (France)                                                                        28,082,204

Medical Management Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            105,200  NCS HealthCare, Inc. Class A (NON)                                                          3,044,225

Medical Supplies and Devices (4.7%)
--------------------------------------------------------------------------------------------------------------------------
            413,300  Baxter International, Inc.                                                                 24,694,675
            869,100  Bergen Brunswig Corp. Class A                                                              46,007,981
            503,258  Centocor, Inc. (NON)                                                                       17,739,845
            469,235  Henry Schein, Inc. (NON)                                                                   22,581,934
          1,296,233  Johnson & Johnson                                                                         100,133,999
            614,000  LifeCore Biomedical, Inc. (NON) (AFF)                                                       7,406,375
          1,787,940  Medtronic, Inc.                                                                           110,740,534
            410,000  Minimed, Inc. (NON)                                                                        20,807,500
          1,775,956  Omnicare, Inc.                                                                             70,261,259
            224,000  Sofamor Danek Group, Inc. (NON)                                                            19,068,000
            549,225  Steris Corp. (NON)                                                                         33,502,725
          2,730,157  Stryker Corp.                                                                             118,591,195
          2,380,632  Sybron International Corp. (NON)                                                           49,398,114
          2,403,093  Thermo Cardiosystems, Inc. (NON) (AFF)                                                     44,006,641
            415,450  Thermotrex Corp. (NON)                                                                      6,906,856
          5,784,000  Tyco International Ltd.                                                                   358,246,500
            510,300  U.S. Surgical Corp.                                                                        23,505,694
                                                                                                            --------------
                                                                                                             1,073,599,827

Networking (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            438,000  CIENA Corp. (NON)                                                                          32,439,375

Networking Equipment (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,757,955  Ascend Communications, Inc. (NON)                                                         211,580,311
          1,165,000  Cabletron Systems, Inc. (NON)                                                              13,470,313
          1,039,500  Cisco Systems, Inc. (NON)                                                                  99,532,125
            994,556  FORE Systems, Inc. (NON)                                                                   23,682,865
                                                                                                            --------------
                                                                                                               348,265,614

Nursing Homes (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,390,800  Health Care & Retirement Corp. (NON)                                                       52,502,700

Office Equipment (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,194,750  Avery Dennison Corp.                                                                       68,772,797
          3,420,365  Viking Office Products, Inc. (NON)                                                        108,596,589
                                                                                                            --------------
                                                                                                               177,369,386

Oil and Gas (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            672,850  Camco International, Inc. (AFF)                                                            47,772,350
          3,091,128  National-Oilwell, Inc. (NON) (AFF)                                                         65,106,884
          1,157,770  Newpark Resources, Inc. (NON)                                                              10,709,373
          1,232,166  Schlumberger Ltd.                                                                          74,623,053
          2,548,900  Total Corp. ADR (France)                                                                  145,765,219
          2,215,093  Varco International, Inc. (NON)                                                            35,164,601
                                                                                                            --------------
                                                                                                               379,141,480

Oil Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,115,359  BJ Services Co. (NON)                                                                      23,492,249
          1,308,450  Nabors Industries, Inc. (NON)                                                              22,325,428
            442,084  Smith International, Inc. (NON)                                                            11,549,445
                                                                                                            --------------
                                                                                                                57,367,122

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            985,400  Fort James Corp.                                                                           33,257,250

Pharmaceuticals and Biotechnology (6.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,513,600  American Home Products Corp.                                                              129,450,400
          1,290,300  Bristol-Myers Squibb Co.                                                                  147,013,556
            994,300  Dura Pharmaceuticals, Inc. (NON)                                                           25,603,225
          1,415,853  Elan Corp. PLC ADR (Ireland) (NON)                                                        101,941,416
            213,882  Gilead Sciences, Inc. (NON)                                                                 5,026,227
          2,613,550  Merck & Co., Inc.                                                                         322,283,384
            106,725  Novartis AG ADR (Switzerland)                                                             179,950,804
            466,850  Parexel International Corp. (NON)                                                          16,062,558
          1,196,100  Pfizer, Inc.                                                                              131,571,000
          2,705,393  Pharmacia & Upjohn, Inc.                                                                  128,167,993
            672,724  Quintiles Transnational Corp. (NON)                                                        30,650,987
          1,366,100  Schering-Plough Corp.                                                                     132,170,175
            809,985  Sepracor, Inc. (NON)                                                                       43,739,190
            280,000  Transkaryotic Therapies, Inc. (Malaysia) (NON)                                              7,805,000
          1,104,121  Vertex Pharmaceuticals, Inc. (NON)                                                         23,048,526
          1,414,800  Warner-Lambert Co.                                                                        106,905,825
                                                                                                            --------------
                                                                                                             1,531,390,266

Publishing (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,615,700  Harcourt General, Inc.                                                                     91,186,069
            797,700  McGraw-Hill, Inc.                                                                          65,361,544
            488,935  Peterson Companies, Inc. Class A (NON)                                                     15,645,920
          1,250,000  Tribune Co.                                                                                84,062,500
          1,087,023  Wolters Kluwer N.V. (Netherlands)                                                         163,270,422
                                                                                                            --------------
                                                                                                               419,526,455

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,016,400  GATX Corp.                                                                                 39,004,350

Recreation (--%)
--------------------------------------------------------------------------------------------------------------------------
            240,300  International Speedway Corp. Class A                                                        7,689,600

Restaurants (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          9,433,737  J.D. Wetherspoon PLC (United Kingdom) (NON)                                                38,489,647
            761,700  Landry's Seafood Restaurants, Inc. (NON)                                                    9,140,400
          1,324,400  McDonald's Corp.                                                                           88,486,475
            750,110  Papa Johns International, Inc. (NON)                                                       25,972,559
          1,006,400  PizzaExpress PLC (United Kingdom)                                                          12,071,969
                                                                                                            --------------
                                                                                                               174,161,050

Retail (12.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,577,400  Albertsons, Inc.                                                                           75,813,788
          1,297,025  Bed Bath & Beyond, Inc. (NON)                                                              55,934,203
            871,690  Borders Group, Inc. (NON)                                                                  27,349,274
             44,100  CompUSA, Inc. (NON)                                                                           835,144
            863,204  Consolidated Stores Corp. (NON)                                                            29,025,235
          7,276,720  Costco Companies, Inc. (NON)                                                              412,953,860
          2,921,040  CVS Corp.                                                                                 119,762,640
          3,711,200  Dayton Hudson Corp.                                                                       177,441,750
          1,143,650  Dollar General Corp.                                                                       46,889,650
          4,137,783  Dollar Tree Stores, Inc. (NON) (AFF)                                                      187,751,881
            925,923  Fred Meyer, Inc. (NON)                                                                     40,798,482
          3,398,562  General Nutrition Companies, Inc. (NON)                                                    97,283,837
          5,063,150  Home Depot, Inc. (The)                                                                    212,019,406
          5,937,678  Kohls Corp. (NON)                                                                         290,946,222
          2,989,600  Lowe's Cos., Inc.                                                                         115,099,600
          1,343,037  Michaels Stores, Inc. (NON)                                                                43,984,462
          4,696,400  Office Depot, Inc. (NON)                                                                  152,633,000
          7,501,664  OfficeMax, Inc. (NON) (AFF)                                                               109,242,982
            779,300  Payless Shoesource, Inc. (NON)                                                             44,030,450
          1,017,807  Payment Svcs., Inc. (NON)                                                                  23,345,948
          5,524,300  Rite Aid Corp.                                                                            218,209,850
          3,944,943  Starbucks Corp. (NON) (AFF)                                                               165,194,486
          4,728,200  TJX Cos., Inc. (The)                                                                      111,112,698
          1,503,340  Williams-Sonoma, Inc. (NON)                                                                49,704,179
                                                                                                            --------------
                                                                                                             2,807,363,027

Satellite Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,404,350  PanAmSat Corp. (NON)                                                                      118,564,509

Semiconductors (1.8%)
--------------------------------------------------------------------------------------------------------------------------
            410,782  Galileo Technology Ltd. (Israel) (NON)                                                      4,441,580
            528,800  Intel Corp.                                                                                44,650,550
          2,862,150  Linear Technology Corp.                                                                   171,192,345
          5,150,104  Maxim Integrated Products Inc. (NON)                                                      164,803,326
            367,200  Texas Instruments, Inc.                                                                    21,779,550
                                                                                                            --------------
                                                                                                               406,867,351

Specialty Consumer Products (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            846,593  Central Garden and Pet Co. (NON)                                                           19,577,463
          1,188,400  Hillenbrand Industries, Inc.                                                               66,476,125
          4,400,990  Luxottica Group SPA ADR (Italy) (AFF)                                                      63,264,231
          2,085,100  Mattel, Inc.                                                                               80,146,031
                                                                                                            --------------
                                                                                                               229,463,850

Steel (--%)
--------------------------------------------------------------------------------------------------------------------------
            548,000  Lone Star Technologies, Inc. (NON)                                                          6,952,750

Telecommunication Equipment (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,552,376  Advanced Fibre Communications (NON)                                                        30,950,496
          1,158,200  Northern Telecom Ltd. (Canada)                                                             68,044,250
            287,800  Oy Nokia AB Class A (Finland)                                                              25,300,280
            623,128  P-Com, Inc. (NON)                                                                           3,621,932
            462,550  Premisys Communications, Inc. (NON)                                                         7,978,988
          2,718,821  Qwest Communications International, Inc. (NON)                                            109,772,396
            804,397  Tellabs, Inc. (NON)                                                                        60,556,012
                                                                                                            --------------
                                                                                                               306,224,354

Telecommunications (2.6%)
--------------------------------------------------------------------------------------------------------------------------
            913,377  E. Spire Communications, Inc. (NON)                                                        18,267,540
          1,168,083  Global Telesystems Group Inc. (NON)                                                        62,492,439
         25,979,108  Tele-Communications TCI Ventures Group Class A (NON) (AFF)                                511,463,689
                                                                                                            --------------
                                                                                                               592,223,668

Telephone Services (2.2%)
--------------------------------------------------------------------------------------------------------------------------
            921,890  Intermedia Communications, Inc. (NON)                                                      34,109,930
          1,148,900  MCI Communications Corp.                                                                   74,391,275
          1,462,700  McLeod, Inc. Class A (NON)                                                                 54,668,413
            830,495  NEXTLINK Communications, Inc. Class A (NON)                                                30,832,127
            344,400  RSL Communications, Ltd. Class A (NON)                                                     13,603,800
          3,064,500  Sprint Corp.                                                                              214,515,000
            129,780  Tel-Save Holdings, Inc. (NON)                                                               1,622,250
          1,531,800  WorldCom, Inc. (NON)                                                                       80,993,923
                                                                                                            --------------
                                                                                                               504,736,718

Wireless Communications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,885,100  Airtouch Communications, Inc. (NON)                                                       110,874,453
          1,137,300  American Tower Corp. (NON)                                                                 27,295,200
            442,543  NEXTEL Communications, Inc. Class A (NON)                                                  11,851,917
                                                                                                           ---------------
                                                                                                               150,021,570
                                                                                                           ---------------
                     Total Common Stocks  (cost $15,517,478,631)                                           $22,007,709,501

UNITS (--%)(a) (cost $9,204,221)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
            305,839  ThermoLase Corp. (NON)                                                                $     4,931,654

SHORT-TERM INVESTMENTS (4.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $50,000,000  Ciesco L.p. effective yield of 5.52%, 8/20/98                                         $    49,854,320
         50,000,000  Corporate Asset Funding effective yield
                       of 5.51%, 8/11/98                                                                        49,923,472
         30,000,000  Corporate Receivables Co. effective yield
                       of 5.54%, 8/26/98                                                                        29,884,583
         25,000,000  Credit Suisse First Boston effective yield of 5.51%, 9/9/98                                24,850,771
         50,000,000  Dresdner US Finance Inc. effective yield of 5 1/2%, 9/8/98                                 49,709,722
         40,000,000  Eureka Securitization effective yield of 5.52%, 9/25/98                                    39,662,667
         25,000,000  Falcon Asset Securitization effective yield of 5.54%, 8/21/98                              24,923,056
         50,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.46%, 8/13/98                                                                        49,909,000
         45,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.45%, 8/28/98                                                                        44,815,688
         50,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.44%, 9/30/98                                                                        49,546,667
         50,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.44%, 8/27/98                                                                        49,803,556
         50,000,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.43%, 8/31/98                                                                        49,773,750
         52,265,000  Federal Home Loan Mortgage Corp. effective yield
                       of 5.425%, 9/25/98                                                                       51,831,818
         50,000,000  Ford Motor Credit Corp. effective yield of 5 1/2%, 9/8/98                                  49,709,722
         25,000,000  General Electric Capital Corp. effective yield
                       of 5.53%, 8/31/98                                                                        24,884,792
         50,000,000  Goldman Sachs Group Cp. effective yield of 5.49%, 11/10/98                                 49,225,100
         25,000,000  GTE Funding Inc. effective yield of 5.55%, 8/4/98                                          24,988,438
         25,000,000  GTE Funding Inc. effective yield of 5.54%, 8/18/98                                         24,934,597
         25,000,000  J.P. Morgan & Co. Inc. effective yield of 5 1/2%, 10/14/98                                 24,715,125
         50,000,000  Merrill Lynch & Co. Inc. effective yield of 5.53%, 8/17/98                                 49,877,111
         50,000,000  MetLife Funding effective yield of 5.51%, 9/21/98                                          49,609,709
         27,220,000  National Rural Utilities effective yield of 5 1/2%, 8/6/98                                 27,199,207
         28,407,000  Windmill Funding effective yield of 5.54%, 9/24/98                                         28,170,938
         20,000,000  Windmill Funding effective yield of 5.54%, 8/26/98                                         19,923,056
         54,939,000  Interest in 750,000,000 joint tri-party repurchase agreement dated July 31, 1998 with Goldman Sachs & Co.
                       due August 3, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of 54,964,913 for an
                       effective yield of 5.66%                                                                 54,947,138
                                                                                                           ---------------
                     Total Short-Term Investments (cost $992,681,014)                                      $   992,674,003
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $16,519,363,866) (b)                                          $23,005,315,158
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $22,916,651,972.

  (b) The aggregate identified cost on a tax basis is $16,562,751,449, resulting in gross unrealized appreciation and depreciation of $7,324,074,914 and $881,511,205, respectively, or net unrealized appreciation of $6,442,563,709.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

      ADR, ADS, GDR or GDS after the name of a foreign holding stands for American Depository Receipts, American
      Depository Shares, Global Depository Receipts or Global Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $16,519,363,866) (Note 1)                                      $23,005,315,158
-----------------------------------------------------------------------------------------------
Cash                                                                                 21,369,001
-----------------------------------------------------------------------------------------------
Dividends and interest and other receivables                                          8,174,786
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               45,384,780
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      120,455,135
-----------------------------------------------------------------------------------------------
Total assets                                                                     23,200,698,860

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    219,300,564
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           22,301,715
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         27,693,102
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            3,182,354
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           232,816
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,096
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                9,812,859
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,518,382
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   284,046,888
-----------------------------------------------------------------------------------------------
Net assets                                                                      $22,916,651,972

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $14,845,443,019
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                            1,585,269,592
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                      6,485,939,361
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $22,916,651,972

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($13,854,610,660 divided by 648,564,528 shares)                                          $21.36
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.36)*                                  $22.66
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($7,263,279,615 divided by 360,663,790 shares)**                                         $20.14
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($322,276,674 divided by 15,394,613 shares)                                              $20.93
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.93)*                                  $21.69
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,476,485,023 divided by 68,154,476 shares)                                            $21.66
-----------------------------------------------------------------------------------------------
  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,295,571) (including dividend
income of $674,369 from investments in affiliated issuers) (Note 5)              $  118,383,171
-----------------------------------------------------------------------------------------------
Interest                                                                             33,976,515
-----------------------------------------------------------------------------------------------
Total investment income                                                             152,359,686

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     98,797,484
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       41,112,750
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       444,659
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         60,238
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                31,203,315
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                65,509,897
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,070,363
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 699,969
-----------------------------------------------------------------------------------------------
Registration fees                                                                       332,624
-----------------------------------------------------------------------------------------------
Auditing                                                                                200,665
-----------------------------------------------------------------------------------------------
Legal                                                                                   144,693
-----------------------------------------------------------------------------------------------
Postage                                                                               3,321,849
-----------------------------------------------------------------------------------------------
Other                                                                                 1,428,543
-----------------------------------------------------------------------------------------------
Total expenses                                                                      245,327,049
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (4,537,801)
-----------------------------------------------------------------------------------------------
Net expenses                                                                        240,789,248
-----------------------------------------------------------------------------------------------
Net investment loss                                                                 (88,429,562)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
gain of $36,615,080 on sales of investments in affiliated issuers)                2,303,267,163
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                      (48,294)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                       30,870
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          891,339,470
-----------------------------------------------------------------------------------------------
Net gain on investments                                                           3,194,589,209
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $3,106,159,647
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                             $   (88,429,562)$   (32,079,897)
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                     2,303,218,869     574,607,164
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                               891,370,340   3,610,018,684
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              3,106,159,647   4,152,545,951
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (699,467,888)   (548,605,542)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                        (385,798,466)   (281,238,919)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (15,960,864)     (8,171,341)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (73,039,295)    (52,119,074)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                 2,892,368,485   3,295,035,279
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                      4,824,261,619   6,557,446,354

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                18,092,390,353  11,534,943,999
---------------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $-- and $17,751 respectively)                                                $22,916,651,972 $18,092,390,353
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.49           $15.73           $14.42           $11.19           $11.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.04)(c)           --(c)          (.02)(c)          .02             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.12             4.85             2.19             3.72              .65
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.08             4.85             2.17             3.74              .63
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)           (1.09)            (.86)            (.51)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.09)            (.86)            (.51)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.36           $19.49           $15.73           $14.42           $11.19
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           16.83            32.22            15.49            34.72             5.49
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $13,854,611      $11,158,273       $7,332,248       $4,895,180       $3,051,878
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96             1.02             1.03             1.07             1.10
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.20)              --             (.10)             .17             (.18)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              60.04            59.77            57.92            65.43            57.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------



Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $18.57           $15.15           $14.01           $10.97           $10.89
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.18)(c)         (.12)(c)         (.13)(c)         (.06)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.96             4.63             2.13             3.61              .59
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.78             4.51             2.00             3.55              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)           (1.09)            (.86)            (.51)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.09)            (.86)            (.51)            (.46)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $20.14           $18.57           $15.15           $14.01           $10.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           16.02            31.17            14.70            33.65             4.71
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $7,263,280       $5,664,375       $3,405,318       $1,870,370         $911,069
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.71             1.77             1.78             1.82             1.84
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.95)            (.75)            (.85)            (.58)            (.91)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              60.04            59.77            57.92            65.43            57.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                               For the period
Per-share                                                                                                        Dec. 1, 1994+
operating performance                                                           Year ended July 31                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $19.22           $15.60           $14.37           $11.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                          (.14)(c)         (.08)(c)         (.09)(c)         (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            3.06             4.79             2.18             3.10
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.92             4.71             2.09             3.09
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.21)           (1.09)            (.86)            (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $20.93           $19.22           $15.60           $14.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            16.21            31.57            14.97            27.42*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $322,277         $208,656          $87,782          $19,004
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.46             1.52             1.50             1.06*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                      (.69)            (.50)            (.57)            (.24)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               60.04            59.77            57.92            65.43
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                               For the period
Per-share                                                                                                      March 31, 1994+
operating performance                                                  Year ended July 31                          to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $19.70           $15.85           $14.48           $11.22           $11.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .01(c)           .04(c)           .02(c)           .03               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           3.16             4.90             2.21             3.74             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                3.17                                                                (.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.21)           (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.66           $19.70           $15.85           $14.48           $11.22
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           17.12            32.56            15.85            34.90            (0.18)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,476,485       $1,061,087         $709,595         $351,817          $82,102
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .71              .77              .77              .83              .31*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                      .06              .25              .15              .39             (.05)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              60.04            59.77            57.92            65.43            57.74
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1998, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $88,447,313 to decrease accumulated net investment loss and $88,881,772 to decrease paid-in-capital with an increase to accumulated net realized gains of $434,459. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $4,537,801 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $14,780 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $6,011,102 and $142,322 from the sale of class A and class M shares, respectively and received $7,308,066 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $60,709 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $12,916,458,062 and $11,975,202,133, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    171,955,043     $3,517,913,589
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,008,241        676,509,789
-----------------------------------------------------------------------------
                                               208,963,284      4,194,423,378

Shares
repurchased                                   (132,964,406)    (2,708,486,833)
-----------------------------------------------------------------------------
Net increase                                    75,998,878     $1,485,936,545
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    234,017,903     $3,953,449,438
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   32,563,535        527,855,140
-----------------------------------------------------------------------------
                                               266,581,438      4,481,304,578

Shares
repurchased                                   (160,170,443)    (2,692,322,364)
-----------------------------------------------------------------------------
Net increase                                   106,410,995     $1,788,982,214
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     87,432,869     $1,694,803,885
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   20,772,542        359,571,774
-----------------------------------------------------------------------------
                                               108,205,411      2,054,375,659

Shares
repurchased                                    (52,505,238)    (1,023,763,961)
-----------------------------------------------------------------------------
Net increase                                    55,700,173     $1,030,611,698
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                    105,067,672     $1,702,505,550
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,881,432        261,999,265
-----------------------------------------------------------------------------
                                               121,949,104      1,964,504,815

Shares
repurchased                                    (41,818,952)      (673,171,844)
-----------------------------------------------------------------------------
Net increase                                    80,130,152     $1,291,332,971
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,899,365       $158,011,193
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
Distributions                                      842,975         15,156,766
-----------------------------------------------------------------------------
                                                 8,742,340        173,167,959

Shares
repurchased                                     (4,204,444)       (84,838,578)
-----------------------------------------------------------------------------
Net increase                                     4,537,896       $ 88,329,381
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,188,244       $121,126,210
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      474,478          7,605,878
-----------------------------------------------------------------------------
                                                 7,662,722        128,732,088

Shares
repurchased                                     (2,432,366)       (40,629,278)
-----------------------------------------------------------------------------
Net increase                                     5,230,356       $ 88,102,810
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     24,981,685       $517,221,628
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,945,937         73,039,295
-----------------------------------------------------------------------------
                                                28,927,622        590,260,923

Shares
repurchased                                    (14,640,061)      (302,770,062)
-----------------------------------------------------------------------------
Net increase                                    14,287,561       $287,490,861
-----------------------------------------------------------------------------

                                                           Year ended
                                                          July 31, 1997
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     31,072,579       $513,070,605
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,185,837         52,119,074
-----------------------------------------------------------------------------
                                                34,258,416        565,189,679

Shares
repurchased                                    (25,162,721)      (438,572,395)
-----------------------------------------------------------------------------
Net increase                                     9,095,695       $126,617,284
-----------------------------------------------------------------------------





Note 5
Transactions with Affiliated Issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                                  Purchase              Sales           Dividend             Market
Affiliates                                            cost               cost             Income              Value
-------------------------------------------------------------------------------------------------------------------
Name of affiliate
-------------------------------------------------------------------------------------------------------------------
Camco International Inc.                      $158,738,358       $120,001,051           $272,559     $   47,772,350
Dollar Tree Stores Inc.                         74,463,820                 --                 --        187,751,881
Electronic Arts Inc.                            20,869,584                 --                 --        158,497,834
Geoworks                                                --         16,490,381                 --                 --
Industri-Matematik Intl Corp                    22,132,472         22,132,472                 --                 --
Keane, Inc.                                             --          8,305,367                 --        165,455,944
LifeCore Biomedical, Inc.                               --                 --                 --          7,406,375
Luxottica Group SPA ADR                         23,336,529                 --            401,810         63,264,231
National-Oilwell, Inc.                         102,477,055                 --                 --         65,106,884
OfficeMax, Inc.                                 40,663,733         33,349,263                 --        109,242,982
Petco Animal Supplies, Inc.                             --         27,001,789                 --                 --
Starbucks Corp.                                 34,535,526         50,409,967                 --        165,194,486
TMP Worldwide, Inc.                                     --          6,539,436                 --                 --
Tele-Communications
 TCI Ventures Group
 Class A                                       183,026,868                 --                 --        511,463,689
Thermo Cardiosystems, Inc.                       6,885,762                 --                 --         44,006,641
WestWood One, Inc.                                      --                 --                 --         50,375,000
-------------------------------------------------------------------------------------------------------------------
 Totals                                       $667,129,707       $284,229,726           $674,369     $1,575,538,297
-------------------------------------------------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $2,801,256,364 as capital gain, which includes
$1,482,617,493 as 20% capital gain, for its taxable year ended July 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Carol McMullen
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Michael E. Nance
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

AN016  45520-007/883/530/516




PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to Annual Report dated 7/31/98

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return
for periods ended 7/31/98:                           NAV
1 year                                              17.12%
5 years                                            156.63
Annual average                                      20.74
10 years                                           500.34
Annual average                                      19.63
Annual average (Life of Fund, 4/1/69)               14.30

Share value:                                         NAV
1/31/98                                            $19.25
7/31/98                                            $21.66
---------------------------------------------------------------------------

Distributions:     No.     Income       Capital gains        Total
                    1       0.00            1.207            1.207
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.